Filed under Rule 497(k)
Registration No. 002-83631

VALIC COMPANY I

(the “Company”)

Capital Conservation Fund

Small Cap Aggressive Growth Fund

Small Cap Fund

(each, a “Target Fund”)

Supplement dated May 13, 2021, to each Target Fund’s
Summary Prospectus, each dated October 1, 2020, as
supplemented and amended to date

At a meeting of shareholders held on May 11, 2021, shareholders of each Target Fund approved the reorganization of their respective Target Fund into a corresponding series of the Company, as set out in the below table under the heading “Acquiring Fund” (each, a “Reorganization”).

Target Fund	Acquiring Fund
Capital Conservation Fund	Core Bond Fund
Small Cap Aggressive Growth Fund	Small Cap Growth Fund
Small Cap Fund	Small Cap Growth Fund

Pursuant to each Reorganization, the assets and liabilities of the respective Target Fund will be exchanged for shares of the corresponding Acquiring Fund, and Target Fund shareholders will become shareholders of the Acquiring Fund. The Acquiring Fund shares to be received by Target Fund shareholders will be equal in value to the Target Fund shares held by such shareholders immediately prior to their respective Reorganization.

Each Reorganization is expected to close on or about May 24, 2021 (the “Closing Date”). Until a Reorganization is completed, the respective Target Fund will continue sales and redemptions of its shares as described in its Prospectus. After a Reorganization is complete, the Target Fund will be liquidated. On the Closing Date, each Target Fund will no longer be offered.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.